UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File Number: 811-22269
Eaton Vance National Municipal Opportunities Trust
(Exact Name of Registrant as Specified in Charter)
Two International Place, Boston, Massachusetts 02110
(Address of Principal Executive Offices)
Maureen A. Gemma
Two International Place, Boston, Massachusetts 02110
(Name and Address of Agent for Services)
(617) 482-8260
(Registrant’s Telephone Number)
March 31
Date of Fiscal Year End
March 31, 2012
Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance National Municipal Opportunities Trust (EOT) Annual Report March 31, 2012

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Annual Report March 31, 2012
Eaton Vance
National Municipal Opportunities Trust
Table of Contents

Management’s Discussion of Fund Performance	2
Performance	3
Fund Profile	3
Endnotes and Additional Disclosures	4
Financial Statements	5
Report of Independent Registered Public Accounting Firm	19
Federal Tax Information	20
Notice to Shareholders	21
Annual Meeting of Shareholders	22
Dividend Reinvestment Plan	23
Management and Organization	25
Important Notices	27

Eaton Vance
National Municipal Opportunities Trust
March 31, 2012
Management’s Discussion of Fund Performance1

Economic and Market Conditions
In the second quarter of 2011, Europe’s sovereign debt problems intensified, causing investors to worry about the potential impact on the U.S. economy and U.S. banks. Unemployment remained high, the housing market was stagnant, and Congressional wrangling over the debt ceiling led to a downgrade of U.S. Treasuries. Reacting to this turmoil, the S&P 500 Index2 fell more than 15% during late July and early August of 2011 and spent the next several months clawing its way back.
Beginning in mid-December 2011, an equity market rally took hold and continued through the end of the fiscal year, fueled by stronger economic growth in the fourth quarter, falling unemployment claims, an uptick in hiring, and what the markets perceived as a successful restructuring of Greek debt. The S&P 500 Index finished the period with an 8.54% gain.
Against this backdrop, bond investors became increasingly risk-averse during the 2nd and 3rd quarters of 2011. Treasury prices rose, driving yields down significantly from April through September of 2011. By October, Treasury rates settled into a relatively stable trading range that lasted through the end of the period on March 31, 2012.
Early in the period, municipal bonds rallied along with Treasuries, but not to the same degree. As the period wore on, however, several factors caused the performance of municipals to improve compared to Treasuries. The massive municipal defaults predicted by high-profile market analysts did not materialize, while the fiscal situation for many issuers began to recover. As investors appeared more comfortable taking on risk, lower-rated municipals outperformed higher-rated issues and longer-maturity bonds outperformed those with shorter maturities.
With falling Treasury yields driven by a worldwide “flight to quality” (the perceived safety of Treasuries and other high-rated issues) and the Federal Reserve’s Operation Twist (central bank’s swapping of its short-term holdings for long-term Treasury bonds), municipal bonds during the period offered significantly higher taxable-equivalent yields than Treasuries. The ratio of 30-year AAA6 municipal yields to 30-year Treasury yields—which historically has averaged less than 100% because municipal yields are federally tax-exempt — began the period at 106.2% and finished at 101.5%. For the one-year period as a whole, the Fund’s primary benchmark, the Barclays Capital Long (22+) Municipal Bond Index (the Index)—an unmanaged index of municipal bonds traded in the U.S. with maturities of 22 years or more—rose 19.97%.
Fund Performance
For the fiscal year ending March 31, 2012, Eaton Vance National Municipal Opportunities Trust (the Fund) shares at net asset value (NAV) had a total return of 18.67%, underperforming the 19.97% return of the Index.
Generally speaking, the Fund’s overall strategy is to invest primarily in bonds at the longer end of the maturity spectrum in order to capture their typically higher yields and greater tax exempt income payments. The Fund partially hedges against the greater risk of volatility at the long end of the curve, using Treasury futures to provide a degree of downside protection. While the Fund’s investments are primarily investment-grade (rated BBB and higher), as an opportunities fund it may invest across the credit quality spectrum. And while the Index includes only bonds with maturities of 22 years or more, the Fund may diversify across the yield curve and hold some securities with shorter maturities.
For the 12-month period, the Fund’s underperformance to the Index resulted in part from the underperformance of holdings in the 5–20 year maturity range, which underperformed longer maturity bonds for the period. While holdings in the 5–20 year maturity range were positive contributors to performance, longer maturity bonds had greater total return. Another detractor was the Fund’s holding in one particular airline backed bond, which declined in value when the carrier declared bankruptcy during the fiscal year.
Hedging interest rate volatility through the use of Treasury futures, a risk management strategy, is intended to moderate performance on both the upside and the downside.
So in a period when municipal and Treasury bonds saw strong performance, the Fund’s hedge also mitigated a portion of the Fund’s positive performance—and, as intended, reduced Fund volatility during a year of rather pronounced market volatility.
In contrast, the Fund’s strategy of favoring longer-maturity, longer-duration bonds was a positive contributor to performance, as municipal bonds with 20–30 year maturities outperformed the broader municipal market. Overweighting zero coupon bonds, which performed strongly as rates declined, also helped results, as did an overweighting in lower-rated bonds such as hospital credits.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Eaton Vance
National Municipal Opportunities Trust
March 31, 2012
Portfolio Managers Cynthia J. Clemson and Thomas M. Metzold, CFA
Performance2,3

			Since
% Average Annual Total Returns	Inception Date	One Year	Inception

Fund at NAV	5/29/2009	18.67%	11.19%
Fund at Market Price	—	23.98	11.48
Barclays Capital Long (22+) Municipal Bond Index	5/29/2009	19.97%	9.90%

% Premium/Discount to NAV

0.74%

Distributions[4]

Total Distributions per share for the period	$1.163
Distribution Rate at NAV	5.18%
Taxable-Equivalent Distribution Rate at NAV	7.97%
Distribution Rate at Market Price	5.14%
Taxable-Equivalent Distribution Rate at Market Price	7.91%

% Total Leverage[5]

Residual Interest Bond (RIB)	11.83%
Fund Profile

Credit Quality (% of total investments)6

The above chart includes the ratings of securities held by special purpose vehicles established in connection with the RIB financing.5 Absent such securities, the Fund’s credit quality (% of total investments) is as follows:6

AAA	3.5%	BB	5.5%
AA	26.5	B	3.4
A	29.1	CCC	1.2
BBB	26.9	Not Rated	3.9

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Eaton Vance
National Municipal Opportunities Trust
March 31, 2012
Endnotes and Additional Disclosures

[1]	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as forward looking statements. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]	S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. Barclays Capital Long (22+) Municipal Bond Index is an unmanaged index of municipal bonds traded in the U.S. with maturities of 22 years or more. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]	Performance results reflect the effects of leverage.

[4]	The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV or market price at the end of the period. The Fund’s distributions may be composed of ordinary income, tax-exempt income, net realized capital gains and return of capital. Taxable-equivalent performance is based on the highest combined federal and state income tax rates, where applicable. Lower tax rates would result in lower tax-equivalent performance. Actual tax rates will vary depending on your income, exemptions and deductions. Rates do not include local taxes. Subsequent distributions declared, but not reflected in the Fund Profile, reflect a reduction of the monthly distribution.

[5]	Fund employs RIB financing. The leverage created by RIB investments provides an opportunity for increased income but, at the same time, creates special risks (including the likelihood of greater price volatility). The cost of leverage rises and falls with changes in short-term interest rates. See “Floating Rate Notes Issued in Conjunction with Securities Held” in the notes to the financial statements for more information about RIB financing. RIB leverage represents the amount of Floating Rate Notes outstanding as of period end as a percentage of Fund net assets plus Floating Rate Notes.

[6]	Ratings are based on Moody’s, S&P or Fitch, as applicable. Credit ratings are based largely on the rating agency’s investment analysis at the time of rating and the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition. The rating assigned to a security by a rating agency does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. If securities are rated differently by the rating agencies, the higher rating is applied.

Fund profile subject to change due to active management.

Eaton Vance
National Municipal Opportunities Trust

March 31, 2012

Portfolio of Investments

Tax-Exempt Investments — 111.9%

	Principal
	Amount
Security	(000’s omitted)	Value

Cogeneration — 1.0%

Maryland Energy Financing Administration, (AES Warrior Run), (AMT), 7.40%, 9/1/19	$1,500	$1,509,450
Pennsylvania Economic Development Financing Authority, (Colver), (AMT), 5.125%, 12/1/15	1,650	1,652,228

		$3,161,678

Education — 10.2%

Maine Health and Higher Educational Facilities Authority, (Bowdoin College), 5.00%, 7/1/39(1)	$10,440	$11,251,084
New Hampshire Health and Education Facilities Authority, (Dartmouth College), 5.25%, 6/1/39(1)	12,000	13,503,000
New York Dormitory Authority, (Brooklyn Law School), 5.75%, 7/1/33	1,500	1,691,400
New York Dormitory Authority, (The New School), 5.75%, 7/1/50	3,000	3,340,080
Oregon Facilities Authority, (Lewis & Clark College), 5.625%, 10/1/36	1,090	1,235,798
University of Virginia, 5.00%, 6/1/40	2,650	2,890,991

		$33,912,353

Electric Utilities — 11.3%

Apache County, AZ, Industrial Development Authority, (Tucson Electric Power Co.), 4.50%, 3/1/30	$340	$341,476
Chula Vista, CA, (San Diego Gas and Electric), 5.875%, 1/1/34	3,650	4,169,176
Chula Vista, CA, (San Diego Gas and Electric), 5.875%, 2/15/34	2,815	3,215,405
Hawaii Department of Budget and Finance, (Hawaiian Electric Co.), 6.50%, 7/1/39	4,540	5,105,139
Matagorda County, TX, Navigation District No. 1, (Central Power and Light Co.), 6.30%, 11/1/29	6,000	6,816,480
Nebraska Public Power District, 5.00%, 1/1/31	2,000	2,246,840
Nebraska Public Power District, 5.00%, 1/1/32	1,000	1,119,910
Nebraska Public Power District, 5.00%, 1/1/34	2,000	2,224,120
Pima County, AZ, Industrial Development Authority, (Tucson Electric Power Co.), 5.25%, 10/1/40	2,500	2,591,025
Salt River Project Agricultural Improvement and Power District, AZ, 5.00%, 1/1/38(1)	9,000	9,719,370

		$37,548,941

General Obligations — 3.6%

California, 6.00%, 4/1/38	$5,750	$6,587,947
Frisco, TX, Independent School District, (PSF Guaranteed), 5.00%, 8/15/30	2,500	2,884,900
Will County, IL, Community Unit School District No. 365-U, (Valley View), 5.75%, 11/1/32	2,210	2,525,765

		$11,998,612

Health Care – Miscellaneous — 2.6%

New Jersey Health Care Facilities Financing Authority, (Community Hospital Group, Inc.), 5.75%, 10/1/31	$7,435	$8,485,714

		$8,485,714

Hospital — 19.1%

California Health Facilities Financing Authority, (Catholic Healthcare West), 6.00%, 7/1/34	$980	$1,125,863
California Health Facilities Financing Authority, (Catholic Healthcare West), 6.00%, 7/1/39	1,000	1,139,270
Harris County, TX, Cultural Education Facilities Finance Corp., (Texas Children’s Hospital), 5.50%, 10/1/39(1)	12,300	13,666,653
Illinois Finance Authority, (Provena Healthcare), 7.75%, 8/15/34	3,000	3,700,320
Illinois Finance Authority, (Rush University Medical Center), 6.625%, 11/1/39	2,300	2,713,540
Johnson City, TN, Health & Educational Facilities Board, (Mountain States Health Alliance), 6.00%, 7/1/38	1,665	1,815,683
Kansas Development Finance Authority, (Adventist Health System), 5.75%, 11/15/38	5,915	6,732,867
Maricopa County, AZ, Industrial Development Authority, (Catholic Healthcare West), 6.00%, 7/1/39	3,400	3,795,862
Massachusetts Health and Educational Facilities Authority, (Jordan Hospital), 6.75%, 10/1/33	3,725	3,792,907
Massachusetts Health and Educational Facilities Authority, (Lowell General Hospital), 4.75%, 7/1/25	1,450	1,449,899
Michigan Hospital Finance Authority, (Henry Ford Health System), 5.25%, 11/15/46	4,070	4,193,036
New York Dormitory Authority, (NYU Hospital Center), 5.625%, 7/1/37	1,000	1,070,610
South Lake County, FL, Hospital District, (South Lake Hospital), 6.25%, 4/1/39	1,365	1,460,195
St. Paul, MN, Housing and Redevelopment Authority, (HealthEast), 6.00%, 11/15/35	3,750	3,784,875
Sullivan County, TN, Health, Educational and Facilities Board, (Wellmont Health System), 5.25%, 9/1/36	3,150	3,206,353
Tyler, TX, Health Facilities Development Corp., (East Texas Medical Center), 5.375%, 11/1/37	4,500	4,561,470
Wisconsin Health and Educational Facilities Authority, (Wheaton Franciscan Healthcare System), 5.125%, 8/15/30	5,000	5,013,300

		$63,222,703

See Notes to Financial Statements.

Eaton Vance
National Municipal Opportunities Trust

March 31, 2012

Portfolio of Investments — continued

	Principal
	Amount
Security	(000’s omitted)	Value

Housing — 4.0%

Maryland Community Development Administration, Department of Housing and Community Development, (AMT), 5.15%, 9/1/42(1)	$11,205	$11,442,434
Nebraska Investment Finance Authority, Single Family Housing, (FHLMC), (FNMA), (GNMA), 5.90%, 9/1/36	1,750	1,961,452

		$13,403,886

Industrial Development Revenue — 15.9%

Alabama Industrial Development Authority, (Pine City Fiber Co.), (AMT), 6.45%, 12/1/23	$5,000	$4,556,000
Brazos River, TX, Harbor Navigation District, (Dow Chemical Co.), (AMT), 5.95%, 5/15/33	3,000	3,213,150
California Pollution Control Financing Authority, (Waste Management, Inc.), (AMT), 5.125%, 11/1/23	5,000	5,329,550
Campbell County, WY, (Basin Electric Power Cooperative), 5.75%, 7/15/39	3,000	3,352,110
Clayton County, GA, Development Authority, (Delta Airlines, Inc.), 8.75%, 6/1/29	3,420	3,986,489
Gulf Coast, TX, Waste Disposal Authority, (International Paper Co.), (AMT), 6.10%, 8/1/24	2,750	2,778,572
Gulf Coast, TX, Waste Disposal Authority, (Valero Energy Corp.), (AMT), 6.65%, 4/1/32	1,000	1,001,180
Houston, TX, Airport System, (Continental Airlines), (AMT), 6.75%, 7/1/29	3,500	3,517,360
Illinois Finance Authority, (Navistar International Corp.), 6.50%, 10/15/40	1,515	1,634,230
Indiana Financing Authority, (Duke Energy Indiana, Inc.), 6.00%, 8/1/39	8,000	9,152,880
Nevada Department of Business and Industry, (Republic Services, Inc.), (AMT), 5.625% to 6/1/18 (Put Date), 12/1/26	1,800	2,031,030
New Jersey Economic Development Authority, (Continental Airlines), (AMT), 6.25%, 9/15/29	3,000	3,007,680
New York Liberty Development Corp., (Goldman Sachs Group, Inc.), 5.25%, 10/1/35(2)	3,070	3,343,199
Owen County, KY, (Kentucky-American Water Co., Inc.), 6.25%, 6/1/39	3,000	3,302,040
Richland County, SC, (International Paper Co.), (AMT), 6.10%, 4/1/23	380	395,432
Sabine River Authority, LA, (International Paper Co.), 6.20%, 2/1/25	205	206,564
Selma, AL, Industrial Development Board, (International Paper Co.), 5.80%, 5/1/34	850	906,959
St. John Baptist Parish, LA, (Marathon Oil Corp.), 5.125%, 6/1/37	945	977,414

		$52,691,839

Insured – Industrial Development Revenue — 0.5%

New Jersey Economic Development Authority, (New Jersey-American Water Co., Inc.), (FGIC), (NPFG), (AMT), 5.375%, 5/1/32	$1,700	$1,701,547

		$1,701,547

Insured – Lease Revenue / Certificates of Participation — 0.3%

Hudson Yards Infrastructure Corp., NY, (NPFG), 4.50%, 2/15/47	$865	$846,325

		$846,325

Insured – Other Revenue — 0.5%

New York, NY, Industrial Development Agency, (Queens Baseball Stadium), (AMBAC), 5.00%, 1/1/36	$1,785	$1,719,990

		$1,719,990

Insured – Special Tax Revenue — 4.0%

Hesperia, CA, Community Redevelopment Agency, (XLCA), 5.00%, 9/1/25	$205	$177,071
Hesperia, CA, Public Financing Authority, (Redevelopment and Housing Projects), (XLCA), 5.00%, 9/1/37	295	223,943
Miami-Dade County, FL, Professional Sports Franchise Facilities, (AGC), 6.875%, (0.00% until 10/1/19), 10/1/34	4,000	3,120,320
Miami-Dade County, FL, Professional Sports Franchise Facilities, (AGC), 7.00%, (0.00% until 10/1/19), 10/1/39	6,000	4,605,060
Puerto Rico Sales Tax Financing Corp., (AMBAC), 0.00%, 8/1/54	64,765	5,111,254

		$13,237,648

Insured – Transportation — 7.5%

Clark County, NV, (Las Vegas-McCarran International Airport), (AGM), 5.25%, 7/1/39	$2,885	$3,110,203
Foothill/Eastern Transportation Corridor Agency, CA, (NPFG), 0.00%, 1/15/30	4,000	1,370,960
Foothill/Eastern Transportation Corridor Agency, CA, (NPFG), 0.00%, 1/15/32	500	150,195
North Carolina Turnpike Authority, (Triangle Expressway System), (AGC), 0.00%, 1/1/35	4,000	1,319,560
North Carolina Turnpike Authority, (Triangle Expressway System), (AGC), 0.00%, 1/1/36	15,000	4,691,100
San Joaquin Hills Transportation Corridor Agency, CA, (NPFG), 0.00%, 1/15/32	10,000	2,672,300
San Jose, CA, Airport, (AGM), (AMBAC), (BHAC), (AMT), 6.00%, 3/1/47	7,850	8,407,742
Texas Turnpike Authority, (Central Texas Turnpike System), (AMBAC), 0.00%, 8/15/34	4,480	1,177,389

See Notes to Financial Statements.

Eaton Vance
National Municipal Opportunities Trust

March 31, 2012

Portfolio of Investments — continued

	Principal
	Amount
Security	(000’s omitted)	Value

Insured – Transportation (continued)

Texas Turnpike Authority, (Central Texas Turnpike System), (AMBAC), 0.00%, 8/15/35	$1,745	$430,945
Texas Turnpike Authority, (Central Texas Turnpike System), (AMBAC), 0.00%, 8/15/37	4,775	1,042,383
Texas Turnpike Authority, (Central Texas Turnpike System), (AMBAC), 5.00%, 8/15/42	540	540,049

		$24,912,826

Lease Revenue / Certificates of Participation — 0.7%

Mohave County, AZ, Industrial Development Authority, (Mohave Prison LLC), 8.00%, 5/1/25	$2,000	$2,237,160

		$2,237,160

Other Revenue — 3.7%

Brooklyn, NY, Arena Local Development Corp., (Barclays Center), 6.00%, 7/15/30	$510	$557,318
Brooklyn, NY, Arena Local Development Corp., (Barclays Center), 6.25%, 7/15/40	575	634,513
Brooklyn, NY, Arena Local Development Corp., (Barclays Center), 6.375%, 7/15/43	315	348,633
Golden State Tobacco Securitization Corp., CA, 5.30%, (0.00% until 12/1/12), 6/1/37	4,430	3,124,922
Golden State Tobacco Securitization Corp., CA, 5.75%, 6/1/47	4,690	3,603,139
New York Liberty Development Corp., (7 World Trade Center), 5.00%, 9/15/40(3)	1,000	1,093,930
Salt Verde Financial Corp., AZ, Senior Gas Revenue, 5.00%, 12/1/37	2,000	1,988,560
Seminole Tribe, FL, 5.50%, 10/1/24(4)	925	958,244

		$12,309,259

Senior Living / Life Care — 4.2%

ABAG Finance Authority for Nonprofit Corporations, CA, (Episcopal Senior Communities), 6.00%, 7/1/31	$1,295	$1,383,448
Bexar County, TX, Health Facilities Development Corp., (Army Retirement Residence Foundation), 6.20%, 7/1/45	2,000	2,164,000
Douglas County, NE, Hospital Authority No. 2, (Immanuel Obligated Group), 5.50%, 1/1/30	465	508,961
Douglas County, NE, Hospital Authority No. 2, (Immanuel Obligated Group), 5.625%, 1/1/40	925	993,339
Lee County, FL, Industrial Development Authority, (Shell Point Village/Alliance Community), 5.00%, 11/15/29	1,705	1,564,372
Lee County, FL, Industrial Development Authority, (Shell Point Village/Alliance Community), 6.125%, 11/15/26	500	523,075
Lee County, FL, Industrial Development Authority, (Shell Point Village/Alliance Community), 6.50%, 11/15/31	1,600	1,675,584
Maryland Health and Higher Educational Facilities Authority, (Charlestown Community, Inc.), 6.125%, 1/1/30	470	528,877
Maryland Health and Higher Educational Facilities Authority, (King Farm Presbyterian Community), 5.00%, 1/1/17	150	146,826
Mount Vernon, NY, Industrial Development Agency, (Wartburg Senior Housing, Inc.), 6.20%, 6/1/29	1,000	984,350
Tempe, AZ, Industrial Development Authority, (Friendship Village of Tempe), 6.00%, 12/1/32	255	257,769
Tempe, AZ, Industrial Development Authority, (Friendship Village of Tempe), 6.25%, 12/1/42	735	749,068
Washington Housing Finance Commission, (Wesley Homes), 6.20%, 1/1/36	2,500	2,555,400

		$14,035,069

Special Tax Revenue — 4.0%

Guam, Limited Obligation Bonds, 5.625%, 12/1/29	$1,625	$1,701,034
Guam, Limited Obligation Bonds, 5.75%, 12/1/34	3,020	3,173,386
Heritage Harbor South Community Development District, FL, (Capital Improvements), 6.50%, 5/1/34	3,080	3,176,096
Illinois, Sales Tax Revenue, 5.00%, 6/15/31	690	755,757
Illinois, Sales Tax Revenue, 5.00%, 6/15/32	665	726,752
Illinois, Sales Tax Revenue, 5.00%, 6/15/33	710	773,623
Virgin Islands Public Finance Authority, 5.00%, 10/1/39	965	974,312
Virgin Islands Public Finance Authority, 6.75%, 10/1/37	1,615	1,855,635

		$13,136,595

Student Loan — 1.8%

Massachusetts Educational Financing Authority, 6.00%, 1/1/28	$5,160	$5,803,297

		$5,803,297

Transportation — 10.4%

Bay Area Toll Authority, CA, Toll Bridge Revenue, (San Francisco Bay Area), 5.00%, 4/1/34	$1,365	$1,478,404
Central Texas Regional Mobility Authority, 5.75%, 1/1/31	325	354,591
Central Texas Regional Mobility Authority, 6.00%, 1/1/41	35	38,284
Memphis-Shelby County, TN, Airport Authority, (AMT), 5.75%, 7/1/24	350	397,142
Metropolitan Transportation Authority, NY, 5.00%, 11/15/31	3,500	3,864,000
Miami-Dade County, FL, (Miami International Airport), 5.00%, 10/1/41	1,375	1,449,456
New Jersey Transportation Trust Fund Authority, (Transportation System), 0.00%, 12/15/38	30,000	7,089,300
New York Liberty Development Corp., (One World Trade Center), 5.00%, 12/15/41	2,880	3,116,419

See Notes to Financial Statements.

Eaton Vance
National Municipal Opportunities Trust

March 31, 2012

Portfolio of Investments — continued

	Principal
	Amount
Security	(000’s omitted)	Value

Transportation (continued)

North Texas Tollway Authority, 5.75%, 1/1/38	$5,000	$5,366,950
Orlando-Orange County, FL, Expressway Authority, 5.00%, 7/1/35	750	805,778
St. Louis, MO, (Lambert-St. Louis International Airport), 6.625%, 7/1/34	5,000	5,739,150
Texas Private Activity Bond Surface Transportation Corp., (LBJ Express Managed Lanes Project), 7.00%, 6/30/34	2,625	3,048,308
Texas Private Activity Bond Surface Transportation Corp., (North Tarrant Express Managed Lanes Project), 6.875%, 12/31/39	1,520	1,736,235

		$34,484,017

Water and Sewer — 6.6%

Atlanta, GA, Water & Wastewater Revenue, 6.25%, 11/1/34	$3,000	$3,493,260
Marco Island, FL, Utility System, 5.00%, 10/1/34	550	592,394
Marco Island, FL, Utility System, 5.00%, 10/1/40	2,425	2,593,828
Metropolitan Water District of Southern California, 5.00%, 7/1/29	2,000	2,267,960
New York, NY, Municipal Water Finance Authority, (Water and Sewer System), 5.25%, 6/15/40(1)	11,700	12,950,613

		$21,898,055

Total Tax-Exempt Investments — 111.9%
(identified cost $324,425,054)		$370,747,514

Other Assets, Less Liabilities — (11.9)%		$(39,513,491)

Net Assets — 100.0%		$331,234,023

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

AGC	- Assured Guaranty Corp.
AGM	- Assured Guaranty Municipal Corp.
AMBAC	- AMBAC Financial Group, Inc.
AMT	- Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.
BHAC	- Berkshire Hathaway Assurance Corp.
FGIC	- Financial Guaranty Insurance Company
FHLMC	- Federal Home Loan Mortgage Corporation
FNMA	- Federal National Mortgage Association
GNMA	- Government National Mortgage Association
NPFG	- National Public Finance Guaranty Corp.
PSF	- Permanent School Fund
XLCA	- XL Capital Assurance, Inc.

At March 31, 2012, the concentration of the Trust’s investments in the various states, determined as a percentage of total investments, is as follows:

Texas	14.7%
California	12.5%
Others, representing less than 10% individually	72.8%

The Trust invests primarily in debt securities issued by municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at March 31, 2012, 11.4% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 0.1% to 5.0% of total investments.

(1)	Security represents the municipal bond held by a trust that issues residual interest bonds (see Note 1H).

(2)	Security (or a portion thereof) has been segregated to cover payable for when-issued securities.

(3)	When-issued security.

(4)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold in certain transactions (normally to qualified institutional buyers) and remain exempt from registration. At March 31, 2012, the aggregate value of these securities is $958,244 or 0.3% of the Trust’s net assets.

See Notes to Financial Statements.

Eaton Vance
National Municipal Opportunities Trust

March 31, 2012

Statement of Assets and Liabilities

Assets	March 31, 2012

Investments, at value (identified cost, $324,425,054)	$370,747,514
Cash	35,964
Restricted cash*	625,000
Interest receivable	5,404,261
Receivable for investments sold	58,937
Receivable for variation margin on open financial futures contracts	214,453
Receivable from the transfer agent	81,496

Total assets	$377,167,625

Liabilities

Payable for floating rate notes issued	$44,430,000
Payable for investments purchased	38,770
Payable for when-issued securities	1,094,240
Payable to affiliates:
Investment adviser and administration fee	191,226
Interest expense and fees payable	93,188
Accrued expenses	86,178

Total liabilities	$45,933,602

Net Assets	$331,234,023

Sources of Net Assets

Common shares, $0.01 par value, unlimited number of shares authorized	$153,093
Additional paid-in capital	291,838,121
Accumulated net realized loss	(7,706,114)
Accumulated undistributed net investment income	92,824
Net unrealized appreciation	46,856,099

Net Assets	$331,234,023

Common Shares Outstanding

15,309,251

Net Asset Value

Net assets ÷ common shares issued and outstanding	$21.64

*	Represents restricted cash on deposit at the broker for open financial futures contracts.

See Notes to Financial Statements.

Eaton Vance
National Municipal Opportunities Trust

March 31, 2012

Statement of Operations

Year Ended
Investment Income	March 31, 2012

Interest	$20,825,034

Total investment income	$20,825,034

Expenses

Investment adviser and administration fee	$2,164,659
Trustees’ fees and expenses	13,407
Custodian fee	149,456
Transfer and dividend disbursing agent fees	16,758
Legal and accounting services	56,506
Printing and postage	39,475
Interest expense and fees	349,058
Miscellaneous	83,462

Total expenses	$2,872,781

Deduct —
Reduction of custodian fee	$473

Total expense reductions	$473

Net expenses	$2,872,308

Net investment income	$17,952,726

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$1,321,468
Financial futures contracts	(8,890,812)

Net realized loss	$(7,569,344)

Change in unrealized appreciation (depreciation) —
Investments	$42,226,752
Financial futures contracts	614,650

Net change in unrealized appreciation (depreciation)	$42,841,402

Net realized and unrealized gain	$35,272,058

Net increase in net assets from operations	$53,224,784

See Notes to Financial Statements.

Eaton Vance
National Municipal Opportunities Trust

March 31, 2012

Statements of Changes in Net Assets

	Year Ended March 31,

Increase (Decrease) in Net Assets	2012	2011

From operations —
Net investment income	$17,952,726	$19,462,831
Net realized loss from investment transactions and financial futures contracts	(7,569,344)	(1,052,830)
Net change in unrealized appreciation (depreciation) from investments and financial futures contracts	42,841,402	(26,734,748)

Net increase (decrease) in net assets from operations	$53,224,784	$(8,324,747)

Distributions to shareholders —
From net investment income	$(17,796,075)	$(18,952,894)
From net realized gain	—	(1,913,334)

Total distributions to shareholders	$(17,796,075)	$(20,866,228)

Capital share transactions —
Reinvestment of distributions	$310,220	$357,915

Net increase in net assets from capital share transactions	$310,220	$357,915

Net increase (decrease) in net assets	$35,738,929	$(28,833,060)

Net Assets

At beginning of period	$295,495,094	$324,328,154

At end of period	$331,234,023	$295,495,094

Accumulated undistributed net investment income included in net assets

At end of period	$92,824	$396,072

See Notes to Financial Statements.

Eaton Vance
National Municipal Opportunities Trust

March 31, 2012

Statement of Cash Flows

Year Ended
Cash Flows From Operating Activities	March 31, 2012

Net increase in net assets from operations	$53,224,784
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Investments purchased	(35,974,283)
Investments sold	47,881,476
Net amortization/accretion of premium (discount)	(2,846,376)
Increase in restricted cash	(625,000)
Decrease in interest receivable	172,111
Increase in receivable for investments sold	(49,805)
Increase in receivable for variation margin on open financial futures contracts	(198,047)
Increase in receivable from the transfer agent	(81,496)
Increase in payable for investments purchased	38,770
Decrease in payable for when-issued securities	(59,541)
Increase in payable to affiliate for investment adviser and administration fee	15,391
Decrease in interest expense and fees payable	(1,285)
Decrease in accrued expenses	(28,305)
Net change in unrealized (appreciation) depreciation from investments	(42,226,752)
Net realized gain from investments	(1,321,468)

Net cash provided by operating activities	$17,920,174

Cash Flows From Financing Activities

Distributions paid, net of reinvestments	$(17,485,855)
Decrease in due to custodian	(398,355)

Net cash used in financing activities	$(17,884,210)

Net increase in cash	$35,964

Cash at beginning of period	$—

Cash at end of period	$35,964

Supplemental disclosure of cash flow information:

Noncash financing activities not included herein consist of:
Reinvestment of dividends and distributions	$310,220
Cash paid for interest and fees	350,343

See Notes to Financial Statements.

Eaton Vance
National Municipal Opportunities Trust

March 31, 2012

Financial Highlights

	Year Ended March 31,
			Period Ended
	2012	2011	March 31, 2010(1)

Net asset value — Beginning of period	$19.320	$21.230	$19.100	(2)

Income (Loss) From Operations

Net investment income(3)	$1.174	$1.273	$1.007
Net realized and unrealized gain (loss)	2.309	(1.818)	2.164

Total income (loss) from operations	$3.483	$(0.545)	$3.171

Less Distributions

From net investment income	$(1.163)	$(1.240)	$(0.930)
From net realized gain	—	(0.125)	(0.079)

Total distributions	$(1.163)	$(1.365)	$(1.009)

Offering costs charged to paid-in capital(3)	$—	$—	$(0.032)

Net asset value — End of period	$21.640	$19.320	$21.230

Market Value — End of period	$21.800	$18.630	$20.260

Total Investment Return on Net Asset Value(4)	18.67%	(2.61)%	16.96	%(5)(6)

Total Investment Return on Market Value(4)	23.98%	(1.60)%	11.62	%(5)(6)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$331,234	$295,495	$324,328
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees(7)	0.80%	0.81%	0.82	%(8)
Interest and fee expense(9)	0.11%	0.13%	0.12	%(8)
Total expenses(7)	0.91%	0.94%	0.94	%(8)
Net investment income	5.70%	6.08%	5.84	%(8)
Portfolio Turnover	10%	10%	18	%(5)

(1)	For the period from the start of business, May 29, 2009, to March 31, 2010.
(2)	Net asset value at beginning of period reflects the deduction of the sales load of $0.90 per share paid by the shareholder from the $20.00 offering price.
(3)	Computed using average shares outstanding.
(4)	Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested.
(5)	Not annualized.
(6)	Total investment return on net asset value is calculated assuming a purchase at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the net asset value on the last day of the period reported with all distributions reinvested. Total investment return on market value is calculated assuming a purchase at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the current market price on the last day of the period reported with all distributions reinvested.
(7)	Excludes the effect of custody fee credits, if any, of less than 0.005%.
(8)	Annualized.
(9)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1H).

See Notes to Financial Statements.

Eaton Vance
National Municipal Opportunities Trust

March 31, 2012

Notes to Financial Statements

1 Significant Accounting Policies

Eaton Vance National Municipal Opportunities Trust (the Trust) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Trust’s primary investment objective is to provide current income exempt from regular federal income tax. The Trust will, as a secondary investment objective, seek to achieve capital appreciation.

The following is a summary of significant accounting policies of the Trust. The policies are in conformity with accounting principles generally accepted in the United States of America.

A Investment Valuation — Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Financial futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Trust in a manner that fairly reflects the security’s value, or the amount that the Trust might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B Investment Transactions and Related Income — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

C Federal Taxes — The Trust’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its taxable, if any, and tax-exempt net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. The Trust intends to satisfy conditions which will enable it to designate distributions from the interest income generated by its investments in municipal obligations, which are exempt from regular federal income tax when received by the Trust, as exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

At March 31, 2012, the Trust, for federal income tax purposes, had current year deferred capital losses of $8,450,273 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Trust of any liability for federal income or excise tax. The current year deferred capital losses are treated as arising on the first day of the Fund’s next taxable year.

As of March 31, 2012, the Trust had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Trust files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Trust. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Trust maintains with SSBT. All credit balances, if any, used to reduce the Trust’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

E Legal Fees — Legal fees and other related expenses incurred as part of negotiations of the terms and requirement of capital infusions, or that are expected to result in the restructuring of, or a plan of reorganization for, an investment are recorded as realized losses. Ongoing expenditures to protect or enhance an investment are treated as operating expenses.

F Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Trust shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Trust shareholders. Moreover, the By-laws also provide for indemnification out of Trust property of any shareholder held personally liable solely by

Eaton Vance
National Municipal Opportunities Trust

March 31, 2012

Notes to Financial Statements — continued

reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Trust enters into agreements with service providers that may contain indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

H Floating Rate Notes Issued in Conjunction with Securities Held — The Trust may invest in residual interest bonds, also referred to as inverse floating rate securities, whereby the Trust may sell a variable or fixed rate bond to a broker for cash. At the same time, the Trust buys a residual interest in the assets and cash flows of a Special-Purpose Vehicle (the SPV), (which is generally organized as a trust), set up by the broker. The broker deposits a bond into the SPV with the same CUSIP number as the bond sold to the broker by the Trust, and which may have been, but is not required to be, the bond purchased from the Trust (the Bond). The SPV also issues floating rate notes (Floating Rate Notes) which are sold to third-parties. The residual interest bond held by the Trust gives the Trust the right (1) to cause the holders of the Floating Rate Notes to generally tender their notes at par, and (2) to have the broker transfer the Bond held by the SPV to the Trust, thereby terminating the SPV. Should the Trust exercise such right, it would generally pay the broker the par amount due on the Floating Rate Notes and exchange the residual interest bond for the underlying Bond. Pursuant to generally accepted accounting principles for transfers and servicing of financial assets and extinguishment of liabilities, the Trust accounts for the transaction described above as a secured borrowing by including the Bond in its Portfolio of Investments and the Floating Rate Notes as a liability under the caption “Payable for floating rate notes issued” in its Statement of Assets and Liabilities. The Floating Rate Notes have interest rates that generally reset weekly and their holders have the option to tender their notes to the broker for redemption at par at each reset date. Accordingly, the fair value of the payable for floating rate notes issued approximates its carrying value. Interest expense related to the Trust’s liability with respect to Floating Rate Notes is recorded as incurred. The SPV may be terminated by the Trust, as noted above, or by the broker upon the occurrence of certain termination events as defined in the trust agreement, such as a downgrade in the credit quality of the underlying Bond, bankruptcy of or payment failure by the issuer of the underlying Bond, the inability to remarket Floating Rate Notes that have been tendered due to insufficient buyers in the market, or the failure by the SPV to obtain renewal of the liquidity agreement under which liquidity support is provided for the Floating Rate Notes up to one year. At March 31, 2012, the amount of the Trust’s Floating Rate Notes outstanding and the related collateral were $44,430,000 and $72,533,154, respectively. The range of interest rates on the Floating Rate Notes outstanding at March 31, 2012 was 0.19% to 0.35%. For the year ended March 31, 2012, the Trust’s average Floating Rate Notes outstanding and the average interest rate including fees were $44,430,000 and 0.79%, respectively.

The Trust may enter into shortfall and forbearance agreements with the broker by which the Trust agrees to reimburse the broker, in certain circumstances, for the difference between the liquidation value of the Bond held by the SPV and the liquidation value of the Floating Rate Notes, as well as any shortfalls in interest cash flows. The Trust had no shortfalls as of March 31, 2012.

The Trust may also purchase residual interest bonds from brokers in a secondary market transaction without first owning the underlying bond. Such transactions are not required to be treated as secured borrowings. Shortfall agreements, if any, related to residual interest bonds purchased in a secondary market transaction are disclosed in the Portfolio of Investments.

The Trust’s investment policies and restrictions expressly permit investments in residual interest bonds. Such bonds typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality and maturity. These securities tend to underperform the market for fixed rate bonds in a rising long-term interest rate environment, but tend to outperform the market for fixed rate bonds when long-term interest rates decline. The value and income of residual interest bonds are generally more volatile than that of a fixed rate bond. The Trust’s investment policies do not allow the Trust to borrow money except as permitted by the 1940 Act. Management believes that the Trust’s restrictions on borrowing money and issuing senior securities (other than as specifically permitted) do not apply to Floating Rate Notes issued by the SPV and included as a liability in the Trust’s Statement of Assets and Liabilities. As secured indebtedness issued by an SPV, Floating Rate Notes are distinct from the borrowings and senior securities to which the Trust’s restrictions apply. Residual interest bonds held by the Trust are securities exempt from registration under Rule 144A of the Securities Act of 1933.

I Financial Futures Contracts — Upon entering into a financial futures contract, the Trust is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the purchase price (initial margin). Subsequent payments, known as variation margin, are made or received by the Trust each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Trust. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Trust may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

J When-Issued Securities and Delayed Delivery Transactions — The Trust may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Trust maintains security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

K Statement of Cash Flows — The cash amount shown in the Statement of Cash Flows of the Trust is the amount included in the Trust’s Statement of Assets and Liabilities and represents the cash on hand at its custodian and does not include any short-term investments.

Eaton Vance
National Municipal Opportunities Trust

March 31, 2012

Notes to Financial Statements — continued

2 Distributions to Shareholders

The Trust intends to make monthly distributions of net investment income to shareholders. In addition, at least annually, the Trust intends to distribute all or substantially all of its net realized capital gains. Distributions are recorded on the ex-dividend date. The Trust distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended March 31, 2012 and March 31, 2011 was as follows:

	Year Ended March 31,

	2012	2011

Distributions declared from:
Tax-exempt income	$17,695,088	$18,867,664
Ordinary income	$100,987	$1,772,833
Long-term capital gains	$—	$225,731

During the year ended March 31, 2012, accumulated net realized loss was decreased by $459,899 and accumulated undistributed net investment income was decreased by $459,899 due to differences between book and tax accounting, primarily for accretion of market discount. These reclassifications had no effect on the net assets or net asset value per share of the Trust.

As of March 31, 2012, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed tax-exempt income	$92,824
Deferred capital losses	$(8,450,273)
Net unrealized appreciation	$47,600,258

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to futures contracts, accretion of market discount and residual interest bonds.

3 Investment Adviser and Administration Fee and Other Transactions with Affiliates

The investment adviser and administration fee is earned by EVM as compensation for investment advisory and administrative services rendered to the Trust. The fee is computed at an annual rate of 0.60% of the Trust’s average daily gross assets up to $1.5 billion and 0.59% of average daily gross assets of $1.5 billion or more, and is payable monthly. Average daily gross assets include the principal amount of any indebtedness for money borrowed, including debt securities issued by the Trust. Average daily gross assets are calculated by adding to net assets the amount payable by the Trust to floating rate note holders. For the year ended March 31, 2012, the investment adviser and administration fee incurred by the Trust and the effective annual rate, as a percentage of average daily gross assets, were $2,164,659 and 0.60%, respectively.

Except for Trustees of the Trust who are not members of EVM’s organization, officers and Trustees receive remuneration for their services to the Trust out of the investment adviser and administration fee. Trustees of the Trust who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended March 31, 2012, no significant amounts have been deferred. Certain officers and Trustees of the Trust are officers of EVM.

4 Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $35,974,283 and $47,881,476, respectively, for the year ended March 31, 2012.

5 Common Shares of Beneficial Interest

Common shares issued pursuant to the Trust’s dividend reinvestment plan for the years ended March 31, 2012 and March 31, 2011 were 14,816 and 16,822, respectively.

Eaton Vance
National Municipal Opportunities Trust

March 31, 2012

Notes to Financial Statements — continued

6 Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Trust at March 31, 2012, as determined on a federal income tax basis, were as follows:

Aggregate cost	$278,717,256

Gross unrealized appreciation	$49,049,215
Gross unrealized depreciation	(1,448,957)

Net unrealized appreciation	$47,600,258

7 Financial Instruments

The Trust may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Trust has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at March 31, 2012 is as follows:

Futures Contracts
					Net
Expiration					Unrealized
Month/Year	Contracts	Position	Aggregate Cost	Value	Appreciation

6/12	175 U.S. 10-Year Treasury Note	Short	$(22,809,836)	$(22,659,766)	$150,070
6/12	125 U.S. 30-Year Treasury Bond	Short	(17,602,319)	(17,218,750)	383,569

					$533,639

At March 31, 2012, the Trust had sufficient cash and/or securities to cover commitments under these contracts.

The Trust is subject to interest rate risk in the normal course of pursuing its investment objectives. Because the Trust holds fixed-rate bonds, the value of these bonds may decrease if interest rates rise. The Trust purchases and sells U.S. Treasury futures contracts to hedge against changes in interest rates.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is interest rate risk at March 31, 2012 was as follows:

	Fair Value
	Asset Derivative		Liability Derivative

Futures Contracts	$533,639	(1)	$—

Total	$533,639		$—

(1)	Amount represents cumulative unrealized appreciation on futures contracts in the Futures Contracts table above. Only the current day’s variation margin on open futures contracts is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin, as applicable.

Eaton Vance
National Municipal Opportunities Trust

March 31, 2012

Notes to Financial Statements — continued

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is interest rate risk for the year ended March 31, 2012 was as follows:

	Realized Gain (Loss)		Change in Unrealized
	on Derivatives Recognized		Appreciation (Depreciation) on
	in Income		Derivatives Recognized in Income

Futures Contracts	$(8,890,812	)(1)	$614,650 (2)

(1)	Statement of Operations location: Net realized gain (loss) – Financial futures contracts.
(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Financial futures contracts.

The average notional amount of futures contracts outstanding during the year ended March 31, 2012, which is indicative of the volume of this derivative type, was approximately $36,154,000.

8 Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At March 31, 2012, the hierarchy of inputs used in valuing the Trust’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Tax-Exempt Investments	$—	$370,747,514	$—	$370,747,514

Total Investments	$—	$370,747,514	$—	$370,747,514

Futures Contracts	$533,639	$—	$—	$533,639

Total	$533,639	$370,747,514	$—	$371,281,153

The Trust held no investments or other financial instruments as of March 31, 2011 whose fair value was determined using Level 3 inputs. At March 31, 2012, the value of investments transferred between Level 1 and Level 2, if any, during the year then ended was not significant.

Eaton Vance
National Municipal Opportunities Trust

March 31, 2012

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Eaton Vance National Municipal Opportunities Trust:

We have audited the accompanying statement of assets and liabilities of Eaton Vance National Municipal Opportunities Trust (the “Trust”), including the portfolio of investments, as of March 31, 2012, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and the period from the start of business, May 29, 2009, to March 31, 2010. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance National Municipal Opportunities Trust as of March 31, 2012, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and the period from the start of business, May 29, 2009, to March 31, 2010, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
May 15, 2012

Eaton Vance
National Municipal Opportunities Trust

March 31, 2012

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2013 will show the tax status of all distributions paid to your account in calendar 2012. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Trust. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding exempt-interest dividends.

Exempt-Interest Dividends. The Trust designates 99.43% of dividends from net investment income as an exempt-interest dividend.

Eaton Vance
National Municipal Opportunities Trust

March 31, 2012

Notice to Shareholders

At the August 8, 2011 Board Meeting, the Trustees approved the following defensive investing policy: “During unusual market conditions, the Trust may invest up to 100% of its assets in cash or cash equivalents temporarily, which may be inconsistent with its investment objective(s) and other policies.”

Eaton Vance
National Municipal Opportunities Trust

March 31, 2012

Annual Meeting of Shareholders

The Trust held its Annual Meeting of Shareholders on January 27, 2012. The following action was taken by the shareholders:

Item 1: The election of Helen Frame Peters, Lynn A. Stout and Ralph F. Verni as Class III Trustees of the Trust for a three-year term expiring in 2015, Scott E. Eston as Class I Trustee of the Trust for a one-year term expiring in 2013 and Harriett Tee Taggart as Class II Trustee of the Trust for a two-year term expiring in 2014.

Nominee for Trustee	Number of Shares
Elected by All Shareholders	For	Withheld

Helen Frame Peters	14,793,915	227,710
Lynn A. Stout	14,790,884	230,741
Ralph F. Verni	14,785,081	236,544
Scott E. Eston	14,767,002	254,623
Harriett Tee Taggart	14,751,479	270,146

Eaton Vance
National Municipal Opportunities Trust

March 31, 2012

Dividend Reinvestment Plan

The Trust offers a dividend reinvestment plan (Plan) pursuant to which shareholders automatically have distributions reinvested in common shares (Shares) of the Trust unless they elect otherwise through their investment dealer. On the distribution payment date, if the NAV per Share is equal to or less than the market price per Share plus estimated brokerage commissions, then new Shares will be issued. The number of Shares shall be determined by the greater of the NAV per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by American Stock Transfer & Trust Company, the Plan agent (Agent). Distributions subject to income tax (if any) are taxable whether or not Shares are reinvested.

If your Shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that the Fund’s transfer agent re-register your Shares in your name or you will not be able to participate.

The Agent’s service fee for handling distributions will be paid by the Trust. Plan participants will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Agent at the address noted on the following page. If you withdraw, you will receive Shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Agent to sell part or all of his or her Shares and remit the proceeds, the Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your Shares are held in your own name, you may complete the form on the following page and deliver it to the Agent. Any inquiries regarding the Plan can be directed to the Agent at 1-866-439-6787.

Eaton Vance
National Municipal Opportunities Trust

March 31, 2012

Application for Participation in Dividend Reinvestment Plan

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

Please print exact name on account
Shareholder signature                                  Date
Shareholder signature                                  Date

Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

Eaton Vance National Municipal Opportunities Trust
c/o American Stock Transfer & Trust Company
P.O. Box 922
Wall Street Station
New York, NY 10269-0560

Number of Employees
The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end, management investment company and has no employees.

Number of Shareholders
As of March 31, 2012, our records indicate that there are 8 registered shareholders and approximately 8,243 shareholders owning the Trust shares in street name, such as through brokers, banks, and financial intermediaries.

If you are a street name shareholder and wish to receive Trust reports directly, which contain important information about the Trust, please write or call:

Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
1-800-262-1122

New York Stock Exchange Symbol

The New York Stock Exchange symbol is EOT.

Eaton Vance
National Municipal Opportunities Trust

March 31, 2012

Management and Organization

Fund Management. The Trustees of Eaton Vance National Municipal Opportunities Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 180 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee serves for a three year term. Each officer serves until his or her successor is elected.

Position(s)
	with the	Term of Office;	Principal Occupation(s) and Directorships
Name and Year of Birth	Trust	Length of Service	During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Class I Trustee	Until 2013. 3 years. Trustee since 2009.	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 180 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.
Directorships in the Last Five Years.(1) Director of EVC.

Noninterested Trustees

Scott E. Eston 1956	Class I Trustee	Until 2013. 1 year. Trustee since 2011.	Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).
Directorships in the Last Five Years. None.

Benjamin C. Esty 1963	Class I Trustee	Until 2013. 3 years. Trustee since 2009.	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration. Directorships in the Last Five Years.(1) None.

Allen R. Freedman 1940	Class I Trustee	Until 2013. 3 years. Trustee since 2009.	Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).
Directorships in the Last Five Years.(1) Director of Stonemor Partners, L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).

William H. Park 1947	Class II Trustee	Until 2014. 3 years. Trustee since 2009.	Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).
Directorships in the Last Five Years.(1) None.

Ronald A. Pearlman 1940	Class II Trustee	Until 2014. 3 years. Trustee since 2009.	Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).
Directorships in the Last Five Years.(1) None.

Eaton Vance
National Municipal Opportunities Trust

March 31, 2012

Management and Organization — continued

Position(s)
	with the	Term of Office;	Principal Occupation(s) and Directorships
Name and Year of Birth	Trust	Length of Service	During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

Helen Frame Peters 1948	Class III Trustee	Until 2015. 3 years. Trustee since 2009.	Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).
Directorships in the Last Five Years.(1) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Class III Trustee	Until 2015. 3 years. Trustee since 2009.	Distinguished Professor of Corporate and Business Law, Jack C. Clarke Business Law Institute, Cornell University Law School. Formerly, the Paul Hastings Professor of Corporate and Securities Law (2006-2012) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.
Directorships in the Last Five Years.(1) None.

Harriett Tee Taggart 1948	Class II Trustee	Until 2014. 2 years. Trustee since 2011.	Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).
Directorships in the Last Five Years. Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Class III Trustee	Until 2015. 3 Years. Chairman of the Board and Trustee since 2009.	Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).
Directorships in the Last Five Years.(1) None.

Principal Officers who are not Trustees
Position(s)
	with the	Length of	Principal Occupation(s)
Name and Year of Birth	Trust	Service	During Past Five Years

Cynthia J. Clemson 1963	President	Since 2009	Vice President of EVM and BMR.

Payson F. Swaffield 1956	Vice President	Since 2011	Chief Income Investment Officer of EVC. Vice President of EVM and BMR.

Barbara E. Campbell 1957	Treasurer	Since 2009	Vice President of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President since 2011 and Secretary and Chief Legal Officer since 2009	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2009	Vice President of EVM and BMR.

(1)	During their respective tenures, the Trustees (except Mr. Eston and Ms. Taggart) also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).

Eaton Vance
National Municipal Opportunities Trust

March 31, 2012

IMPORTANT NOTICES

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

Additional Notice to Shareholders. A Fund may purchase shares of its common stock in the open market when they trade at a discount to net asset value or at other times if the Fund determines such purchases are advisable. There can be no assurance that a Fund will take such action or that such purchases would reduce the discount.

Closed-End Fund Information. The Eaton Vance closed-end funds make certain quarterly fund performance data and information about portfolio characteristics (such as top holdings and asset allocation) available on the Eaton Vance website after the end of each calendar quarter-end. Certain month end fund performance data for the funds, including total returns, are posted to the website shortly after the end of each calendar month. Portfolio holdings for the most recent calendar quarter-end are also posted to the website approximately 30 days following the end of the quarter. This information is available at www.eatonvance.com on the fund information pages under “Individual Investors – Closed-End Funds”.

This Page Intentionally Left Blank

Investment Adviser and Administrator
Eaton Vance Management
Two International Place
Boston, MA 02110

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
American Stock Transfer & Trust Company
59 Maiden Lane
Plaza Level
New York, NY 10038

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Fund Offices
Two International Place
Boston, MA 02110

3741-5/12	CE-NMOTSRC

Item 2. Code of Ethics
The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.
Item 3. Audit Committee Financial Expert
The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is a consultant and private investor. Previously, he served as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm).
Item 4. Principal Accountant Fees and Services
(a) —(d)
The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended March 31, 2011 and March 31, 2012 by the registrant’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Fiscal Years Ended	3/31/11	3/31/12
Audit Fees	$42,220	$42,620
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$11,272	$11,100
All Other Fees(3)	$500	$300

Total	$53,992	$54,020

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the registrant’s principal accountant other than audit, audit-related, and tax services.
(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.
The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.
(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01 (c)(7)(i)(C) of Regulation S-X.
(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by D&T for the registrant’s fiscal years ended March 31, 2011 and March 31, 2012; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the same time periods.

Fiscal Years Ended	3/31/2011	3/31/2012
Registrant	$11,772	$11,400
Eaton Vance(1)	$253,107	$356,561

(1)	The investment adviser to the registrant, as well as any of its affiliates that provide ongoing services to the registrant, are subsidiaries of Eaton Vance Corp.
(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Item 5. Audit Committee of Listed Registrants
The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended. William H. Park (Chair), Scott E. Eston, Helen Frame Peters, Lynn A. Stout and Ralph F. Verni are the members of the registrant’s audit committee.
Item 6. Schedule of Investments
Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below. The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy. The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.
The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. The investment adviser will generally vote proxies through the Agent. The Agent is required to vote all proxies and/or refer them back to the investment adviser pursuant to the Policies. It is generally the policy of the investment adviser to vote in accordance with the recommendation of the Agent. The Agent shall refer to the investment adviser proxies relating to mergers and restructurings, and the disposition of assets, termination, liquidation and mergers contained in mutual fund proxies. The investment adviser will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions, except in the case of closed-end management investment companies. The investment adviser generally supports management on social and environmental proposals. The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote or the economic effect on shareholders interests or the value of the portfolio holding is indeterminable or insignificant.
In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients. The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to the personnel of the investment adviser identified in the Policies. If such personnel expects to instruct the Agent to vote such proxies in a manner inconsistent with the guidelines of the Policies or the recommendation of the Agent, the personnel will consult with members of senior management of the investment adviser to determine if a material conflict of interests exists. If it is determined that a material conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.
Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Cynthia J. Clemson and Thomas M. Metzold are responsible for the overall and day-to-day management of the Trust’s investments. Ms. Clemson and Mr. Metzold have been Eaton Vance portfolio managers since 1991 and are each co-Directors of Municipal Investments and Vice Presidents of Eaton Vance Management (“EVM”) and Boston Management and Research (“BMR”), an Eaton Vance subsidiary. This information is provided as of the date of filing of this report.
The following table shows, as of the Fund’s most recent fiscal year end, the number of accounts the portfolio manager managed in each of the listed categories and the total assets (in millions of dollars) in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets (in millions of dollars) in those accounts.

	Number	Total Assets	Number of Accounts	Total Assets of
	of All	of All	Paying a	Accounts Paying a
	Accounts	Accounts	Performance Fee	Performance Fee
Cynthia J. Clemson
Registered Investment Companies	10	$2,241.4	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
Thomas M. Metzold
Registered Investment Companies	8	$6,525.3	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
The following table shows the dollar range of Fund shares beneficially owned by the portfolio manager as of the Fund’s most recent fiscal year end.

Dollar Range of Equity
Portfolio Manager	Securities Owned in the Fund
Cynthia J. Clemson	None
Thomas M. Metzold	None
Potential for Conflicts of Interest. It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments on the one hand and investments of other accounts for which a portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he or she advises. In addition, due to differences in the investment strategies or restrictions between the Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for a portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, a portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons. EVM has adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies which govern the investment adviser’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocation, cross trades and best execution.
Compensation Structure for EVM
Compensation of EVM’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC’s nonvoting common stock and/or restricted shares of EVC’s nonvoting common stock. EVM’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to EVM’s employees. Compensation of EVM’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.
Method to Determine Compensation. EVM compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus the benchmark(s) stated in the prospectus, as well as an appropriate peer group (as described below). In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to relative risk-adjusted performance. Risk-adjusted performance measures include, but are not limited to, the Sharpe Ratio. Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. When a fund’s peer group as determined by Lipper or Morningstar is deemed by EVM’s management not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.
The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.
EVM seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. EVM participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of EVM and its parent company. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of EVM’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers
No such purchases this period.
Item 10. Submission of Matters to a Vote of Security Holders
No Material Changes.

Item 11. Controls and Procedures
(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.
(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics.
(a)(2)(i)	Treasurer’s Section 302 certification.
(a)(2)(ii)	President’s Section 302 certification.
(b)	Combined Section 906 certification.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance National Municipal Opportunities Trust
By:	/s/ Cynthia J. Clemson
Cynthia J. Clemson
President

Date: May 15, 2012
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara E. Campbell
Barbara E. Campbell
Treasurer

Date: May 15, 2012

By:	/s/ Cynthia J. Clemson
Cynthia J. Clemson
President

Date: May 15, 2012